                                                          [ARTHUR ANDERSEN LOGO]

                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K/A into Rural/Metro Corporation's previously filed Registration Statements File No.'s 33-76526; 33-80454; 33-88302; 333-2818; 333-37393; 333-39453; 333-51455; 333-62517;
333-62983; 333-64139; and 333-68161.


Phoenix, Arizona
October 30, 2000